Corporate Presentation

October 2007

ENEI.OB

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management's expectations as to the future based on plans, estimates and projections at the time the statements are made.
The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to:
EnerDel's ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1's history of operating losses, the lack of operating history for the development stage Ener1 businesses, the immediate need for substantial additional capital, the dependency upon key personnel and other risks detailed in Ener1's annual report on Form 10-KSB as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward-looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Ener1

Ener1
GROUP
Ener1
EnerDel
EnerFuel
NanoEner

Group Corporate Structure

Lithium Batteries

80.5%

Fuel Cells

100.0%

Advanced

Materials

100.0%

85%

Principal Business Units

EnerDel – advanced, safe, high-performance Li-ion
battery technology for hybrid electric and plug-in hybrid
electric vehicles

Positioned to benefit from major shift by OEM’s from
nickel to high-power Li-ion batteries

Strong I.P. & Domestic Manufacturing Base for U.S.
automotive industry

Additional applications for military asset tracking

EnerFuel – advanced fuel cell & components technology

Commercial portable fuel cell based product for launch
in 4Q, 2007

Key Facts

501M

Shares Outstanding (10/10/07)

85%

Insider Ownership

Malone & Bailey, PC

December 31

79

8%

801,000

$294M

$0.58 || $0.18 – 0.64

Fort Lauderdale, FL

ENEI.OB

Accounting Firm

Fiscal Year

Full-time Employees

Institutional Ownership

Volume (daily 30-day average)

Market Capitalization

Stock Price (10/10/07) || 52-Week Range

Corporate Headquarters

Symbol

Company History

2002.  Ener1 Group acquired control of public company and contributed lithium ion battery assets. Name later changed to Ener1.

2003.  Formed EnerStruct JV with ITOCHU to pursue Li-ion technology development in
Japan.  ITOCHU makes a strategic investment in Ener1.

2004. Formed EnerDel; owned 80.5% by Ener1 and 19.5% by Delphi.

2004.  Formed EnerFuel.

2006.  Awarded USABC Phase I contract; successfully completed 2007

2007.  Awarded Office of Naval Research (ONR) contract.

2007.  Hired Subhash Dhar, ECD executive, to lead company.

2007.  Elected industry leaders to Ener 1 board.

2007.  Signed IP license agreement with ITOCHU.

2007.  Awarded $6.5M USABC Phase II contract.

2007.  Awarded $2.5M USABC PHEV development contract

2007. Announced fuel cell camera available for sale in late October

2007. Unveiled Li ion HEV Battery Pack October 9, 2007

Fuel Cell Strategy

Developing portable fuel cell product with near term revenue opportunity

Launch fuel cell powered Surveillance Camera in 4Q, 2007

Develop high performance, low cost fuel cell components

Expand fuel cell based product line (e.g., portable power supply, UPS) in 2009

Grants and service revenues

Launch DOE funded Florida Hydrogen Initiative program. 4/07

Fuel Cell design contract awarded by AST – 1/07

Service revenues

Commercialize high temperature fuel cells and membranes for longer-term automotive applications.

Lithium ion Battery Strategy

EnerDel has developed an advanced, safe, high-performance Li-ion battery technology for HEV

We expect high-power Li-ion batteries to replace nickel batteries in HEV and
PHEV

We expect HEV and PHEV sales to increase dramatically with higher performance and lower costs of Lithium ion batteries

Strong technology position from patents and know-how

Domestic (Indiana) manufacturing base for U.S. automotive industry

Additional applications for military asset tracking

PHEV development work commenced.

HEV and Li-ion Market Trends

Mandate to improve fuel economy and reduce CO2
emissions

Toyota leading conversion to HEVs – 1M sold to date

13 HEV 2007 models (Toyota, Honda, Ford, etc.); over 20 new HEV models scheduled for launch; estimated 60 models by 2011.

HEVs will constitute 80% of all vehicles sold by 2015, according to Booz Allen Hamilton.

Japanese, U.S. and European OEM’s working on Li-ion
battery-based vehicles.

Li-ion battery is critical to the success of HEV and PHEV

higher energy & power density, size, and lower cost compared to current Nickel-Metal
Hydride Battery

Li-ion battery market for HEV / PHEV / EV expected to
grow substantially 2010 – 2015

HEV and Li-ion Battery Market Drivers

13 HEV models in 2007

Projected over 60 HEV models 2011

Honda Civic

Lexus GS 450h

Toyota Prius

Lexus RX 400h

Planned Automotive HEV Production

Compacts & Sedans

SUV's and Minivans

Class 1 Trucks

Available:

Available:

Available:

Honda Accord

Ford Escape SUV

Dodge Ram (fleet only)

Honda Civic

Lexus RX 400h SUV

Lexus GS 450h

Toyota Highlander SUV

Saturn Aura Green Line

Mercury Mariner SUV

Nissan Altima

Saturn Vue Green Line

Toyota Camry

Toyota Prius

Expected or Planned

Expected or Planned

Expected or Planned

Chevy Malibu

Chevy Tahoe

Silverado/ GMC Sierra

Honda subcompact (Fit)

Toyota Sienna Minivan

Hyundai Accent

Dodge Durango

GMC Yukon

Porsche Cayenne

In the works:

Ford Five-

Hundred, Ford Fusion, Hyundai

Sonata, Lexus 600h, and

Mercury Milan

In the works:

Audi Q7, Cadillac

Escalade, Chrysler Aspen,

Dodge Durango, Ford Edge,

Honda Pilot, Lincoln MKX,

Mazda Tribute, and Volkswagen

Touareg

In the works:

Honda Ridgeline

Source:  www.hybridcars.com 6/10/07

Li-ion needed for HEV Growth

Advantages of Ener Del Li-ion over Nickel Batteries:

Energy density                                                   Superior                 2 – 3x

Power                                                                 Superior                2x

Cycle life                                                                         Superior               2 – 3x

Safety                                                              Best in class

Reliability                                                    Superior

Cost                                                                   Superior   Meets OEM targets

Low temperature mode                             Superior              2x

Recyclability                                           Equal

Environmental friendliness                        Better

Weight                                                        Superior             0.6x

Size                                                                      Superior              0.4x

~ 40% reduction in weight

~ 60% reduction in size

EnerDel Li-Ion vs. NiMH HEV Pack

NiMH pack in today’s HEV
36 liters / 38 kg

EnerDel Li-ion pack for HEV
15 liters / 23 kg

Control electronics not included

Competing Technologies

Power Assist HEV Application Batteries

Nickel

Nickel

Cadmium

Metal

(NI-CD)

Hydride

(NIMH)

Life Cycle

200

600

600

>1,000

Energy Density (Wh/Kg)

30

30

42

80 - 155+

Power Density (W/Kg)

200

600

1000

2500+

Toxic materials

Yes

Yes

No

No

Lead Acid

Lithium ion

(Li ion)

EnerDel’s Competitive Advantage

EnerDel Li-ion battery is superior to competition

Ener1 Proprietary materials

Lithium Titanate material for safety

a non-graphite anode is required for a safe Li-ion HEV battery (consumer electronic batteries use graphite)

a hard carbon anode can be used in PHEV and EV batteries

Excellent low temperature performance

Prismatic product design - simple thermal management system; Efficient packaging.

Surpassed testing requirements of USABC

Power, energy and temperature performance

U.S.-based manufacturing – Indianapolis

Extensive industry expertise and strategic relationships

Battery pack engineering team from Delphi

Experienced management team with product launch experience

Competition

Primary Li-ion Competitors are JCI and A123

JCI teamed with SAFT, a French nickel battery supplier.

Established automotive supplier.

Cylindrical design; graphite; pilot manufacturing in France

A123 supplies Li-ion manufactured in China for power tool market.

Manufactures batteries (Contract basis).

HEV battery uses Iron Phosphate Cathode.

Other players in HEV batteries

COBASYS

Manufactures exclusively Ni-MH battery

No known plans for Li-ion.

Altair Nano

Materials company. Supplied high cost battery to Phoenix.

Ener1

FRM
GAIN 1
TRIG OFF
M FOLLOW
INPUT 0-
L 47.0
R 50.0

FRM
GAIN
FOLLOW
INPUT 0-
L 29.0
R 13.0

Superior High Rate/Thermal Performance

80A Continuous Discharge
EnerDel 2Ah Cell

33oC

66.7oC

30A Continuous Discharge
Competitors 2.3Ah Cell

Commercial Li-ion Cells

EnerDel

EnerDel – U.S.-based Supplier

Indianapolis facility for
battery cell and pack
manufacturing

68,000 ft2 of RD and
pilot production plant;
20,000 ft2 for
expansion

Capacity ~300k
packs/year with
added equipment

Automated
production

Proximity to customers
– engineering and
marketing interaction

Delphi

Bldg 4

EnerDel

Bldg 7

Delphi

Bldg 3

GM-AED

UTE

EnerDel Milestones

USABC Phase I Contract – Completed.

Samples to target OEM and Tier-1 customers in auto segment – Received orders to deliver samples from three OEM’s and Tier-1 suppliers

Defense agency development contract – ONR contract awarded

Signed IP license agreement with ITOCHU.

Awarded $6.5M USABC Phase II contract 9/07.

Awarded $2.5M USABC PHEV development contract 9/07.

Announced fuel cell camera available for sale in late October.

Unveiled Li ion HEV Battery Pack October 9, 2007

Next Steps/Targets:

Integrate Li ion HEV Battery Pack into an HEV for on-the-road testing 12/31/07

Commercial development contract with a major automotive OEM 2007

Production order for hybrid batteries in 2008-2009

Volume manufacturing for hybrid market in 2010-11

Develop asset tracking battery applications for Office of Naval Research

Market Potential

Li-ion economics/market potential

Total U.S production 18M cars.  HEV production ~.3M cars in 2006

HEV production projected 1.7M units in 2010 and 4.5M units in 2014 (Source:
Merriman Curhan Ford Next-Generation Energy Industry Report May 2007)

Li-ion HEV est. projected .5M units in 2010 and 3.5M units in 2014 (Source:
Merriman)

Expected or targeted battery pack prices: NIMH $ 1,900+; Li-ion $1,500+ in 2010 declining to less than $1,200 at higher volumes

Potential industry revenues $3.1B NIMH and $800M Li-ion in 2010 and $2.6B
NIMH and $4.2B Li-ion in 2014

Based upon these assumptions, a Li-ion company with 33% market share =
$264M Revenue company in 2010 and $1.4B Revenue company in 2014

Pro Forma Capitalization

As of October 10, 2007 (in 000's)

Shares

Common Stock outstanding

501,741

Potential Dilution:

Warrants

132,512

Employee stock options

31,940

Conversion shares from convertible debt:

2004 $20M Debentures Principal ($19.4M OS)

23,368

2005 $14.2M Debentures Principal ($12.8M OS)

17,720

Ener1 Group convertible notes

23,920

Series A Preferred Stock (not convertible)

-

Series B Preferred Stock

46,618

Dilutive shares

777,819

Investment Summary

HEV’s and PHEV’s expected to have the single most dramatic effect of any alternative energy technology to reduce oil consumption and reduce tail pipe emissions over the next five and ten years.

Li- ion batteries expected to reduce HEV battery cost and increase performance

Sales of HEVs expected to increase significantly.

EnerDel Li-ion battery technology is safe and low-cost

EnerDel is positioned to be the number one U.S. supplier

Management has skills and knowledge to execute the strategy

Key Executive Management

Peter Novak, CEO and CTO.  Founder of Ener1.

            Experience in both lithium batteries and fuel cells for space programs and industry.  Degrees include Doctorate in solid-state chemical physics.

Subhash Dhar, President.
     Experienced automotive battery executive. At Energy Conversion Devices for over 22 years, he developed the currently used Nickel battery technology as President of ECD/ Ovonic Battery subsidiary.  He was also the COO of ECD's Ovonic Fuel Cell subsidiary. Subhash also was an  architect of NI-MH commercialization strategy including COBASYS ECD/Chevron battery JV.  Subhash has a B.S. in Chemistry and M.S. degree in Process Engineering. He is a co-inventor of over 20 patents and co-author of numerous publications.

ENEI.OB

Corporate Presentation

October 2007